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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                December 19, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                         CITIZENS FINANCIAL CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)

     KENTUCKY                            0-20148                 61-1187135
     --------                            -------                 ----------
(State of incorporation)         (Commission File Number)       (IRS Employer
                                                             Identification No.)



                         CITIZENS FINANCIAL CORPORATION
                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                 ------------------ --------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (502) 244-2420
                                                          ----------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

               On December 19, 2002, the Registrant announced that management had been granted the authority to spend an additional $250,000 to repurchase shares of its common stock in open-market or privately-negotiated transactions from time to time. The new authorization is in addition to $1,200,000 authorized in 1998, of which $1,192,772 has been expended. Prices paid will not exceed the most recent book value of the common stock. Management will determine the number of shares to be purchased and the timing of purchases in its discretion based upon a number of factors, including the common stock's market price and market conditions, and is not limited by a timetable or minimum price policy. The Registrant may discontinue or suspend the repurchase program at any time. Open-market purchases will be conducted in accordance with applicable SEC rules. Repurchased shares will be used for general corporate purposes. The new authorization required approval from the Registrant's bank lender, which was received on December 19, 2002.

               Also on December 19, 2002, the Registrant  borrowed $2,000,000 on
a  subordinated   basis  from  Darrell  R.  Wells,  an  officer,   director  and
shareholder, that it then contributed to the capital of its principal subsidiary, Citizens Security Life Insurance Company. The contribution was made to ensure that Citizens Security's capital strength, as measured by A.M. Best and other rating agencies, is maintained. The loan is unsecured and has a maturity of June 30, 2005. Initially, it bears interest payable at six (6) percent on the first day of each calendar quarter (beginning January 1, 2003). The rate will adjust on each interest payment date so as to equal the greater of one (1) percent over its bank lender's prime rate on that date or six (6) percent Pursuant to a subordination agreement required by the bank lender, the Registrant will not be permitted to pay principal on the loan except with the approval of the bank lender or to pay interest on the loan at any time a default exists under its loan from the bank lender or certain agreements between Mr. Wells and the bank lender. The Registrant's failure to make a payment to Mr. Wells that is prohibited by the subordination agreement will not constitute a default under the loan from Mr. Wells. Mr. Wells is the Registrant's principal shareholder, chairman of its Board of Directors and President and Chief Executive Officer.

               Also on December 19, 2002, the Registrant's bank lender agreed to amend its loan agreement with the Registrant to permit the loan from Mr. Wells, to give the loan favorable treatment for the purpose of calculating the Registrant's compliance with certain of its financial covenants in the loan agreement, and to permit the additional common stock repurchases described above.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

           (c). Exhibits

                99  Press Release issued December 19, 2002

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.


                                       CITIZENS FINANCIAL CORPORATION
                                                Registrant

Date: January 6, 2003                     /s/ LANE A. HERSMAN
                                              Lane A. Hersman
                                  Executive Vice President and Chief
                                             Operating Officer



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